Supplement dated January 15, 1997
                         to Prospectus dated May 1, 1996

                            The Park Avenue Portfolio

     This Supplement should be retained with the Prospectus for future reference.

The Guardian Asset Allocation Fund

     The following supplements the last two paragraphs of the section entitled "Portfolio Managers" appearing on page 25 of the Prospectus:

          As of January 15, 1997, Frank J. Jones, Ph.D., will relinquish his responsibilities as co-portfolio manager of The Guardian Asset Allocation Fund (the "Asset Allocation Fund"), but will continue to serve as President of the Portfolio. Jonathan C. Jankus, CFA, who has shared responsibility for the allocation of the Asset Allocation Fund's assets since May 1, 1995, will serve as sole portfolio manager as of such date.

The Guardian Investment Quality Bond Fund

     The following replaces the third paragraph of the section entitled "Portfolio Managers" appearing on page 25 of the Prospectus:

          Effective January 15, 1997, responsibility for the portfolio management of The Guardian Investment Quality Bond Fund (the "Bond Fund") will be shared by Michele S. Babakian and Thomas G. Sorell, CFA. Frank J. Jones, Ph.D., President of the Portfolio, will have overall responsibility for the allocation of the Fund's assets between the various fixed income sectors managed by Ms. Babakian and Mr. Sorell. Ms. Babakian, Vice President of the Portfolio, served as the sole manager of the Bond Fund from its inception in February, 1993. Ms. Babakian is also the co-portfolio manager (with Mr. Sorell) of The Guardian Bond Fund, Inc. and manages a portion of the fixed-income assets of The Guardian Life Insurance Company of America ("Guardian Life"). Ms. Babakian became a Vice President of Guardian Life in January 1995, and was a Second Vice President prior thereto. Mr. Sorell has been a Vice President of Guardian Life since July, 1994 and manages a portion of the fixed-income assets of Guardian Life and its subsidiary, The Guardian Insurance & Annuity Company, Inc. Mr. Sorell also manages the fixed-income assets of Guardian Asset Management Corporation, a Guardian Life Subsidiary. Mr. Sorell has not previously managed a registered management investment company. From December 1993 through July 1994, Mr. Sorell was Director of Fixed Income for White River Corporation. From April 1993 to December 1993, he served as Director of Fixed Income for Fund America Enterprises. Prior thereto, Mr. Sorell served as a Portfolio Manager for AIG Investment Advisors.

     The following supplements the information contained in the section entitled "The Guardian Investment Quality Bond Fund" appearing on pages 14-16 of the Prospectus.

          The Bond Fund may also invest in asset-backed securities. Asset-backed securities, which are structured similarly to mortgage-backed securities, are collateralized by interests in pools of loans, receivables or other obligations originated by single or multiple lenders and may use similar credit enhancements. The underlying assets, which include motor vehicle installment purchase contracts, home equity loans, credit card receivables and other credit arrangements, are securitized in pass-through structures similar to mortgage pass-throughs or in pay-through structures similar to CMO's. The Bond Fund may invest in these and other types of asset-backed securities that may be developed in the future.

     One of the principal characteristics which distinguishes asset-backed securities from mortgage-backed securities is that asset-backed securities generally do not have the benefit of first lien security interests in the related collateral. Certain receivables such as credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, certain of which may hinder the right to receive full payment. Also, the security interests in the underlying collateral may not be properly transferred when the pool is created, resulting in the possibility that the collateral may be resold. Some asset-backed securities may also have prepayment risk due to refinancing of their receivables. Generally, these types of loans are of shorter average life than mortgages, but may have average lives of up to 10 years. These securities, all of which are issued by non-governmental entities, carry no direct or indirect governmental guarantees.

          In addition, the Bond Fund may invest in trust-preferred (or capital) securities. These securities, which are issued by entities such as special purpose bank subsidiaries, currently are permitted to treat the interest payments as a tax-deductible cost. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities retain the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an incidence of default.

          At the present time, the Internal Revenue Service treats capital securities as debt. Tax legislation currently pending in Congress may cause this tax treatment to be modified in the future. In the event that the tax treatment of interest payments of these types of securities is modified, the Bond Fund will reconsider the appropriateness of continued investment in these securities.

EB-010163(5/96)sup.